Discontinued Operations	12 Months Ended
Jun. 29, 2013
Discontinued Operations
Discontinued Operations
The results of the fresh bakery, refrigerated dough and foodservice beverage operations in North America and the international coffee and tea, household and body care, European bakery and Australian bakery businesses are classified as discontinued operations and are presented as discontinued operations in the condensed consolidated statements of income for all periods presented. The assets and liabilities for these businesses met the accounting criteria to be classified as held for sale and have been aggregated and reported on a separate line of the Condensed Consolidated Balance Sheet prior to disposition.

North American Operations
North American Fresh Bakery On October 21, 2011, the company announced an agreement with Grupo Bimbo that allowed the parties to complete the previously announced sale of its North American Fresh Bakery business for a purchase price of $709 million. The sale also included a small portion of business that was part of the North American Foodservice/Other segment which is not reflected as discontinued operations as it did not meet the definition of a component pursuant to the accounting rules. The transaction closed on November 4, 2011 and Hillshire Brands received $717 million, which included working capital and other purchase price adjustments. The company entered into a customary transition services agreement with the purchaser of this business to provide for the orderly separation of the business and transition of various administrative functions and processes which ended in the fourth quarter of 2013.
The buyer of the North American Fresh Bakery business assumed all the pension and postretirement medical liabilities associated with these businesses, including any multi-employer pension liabilities. An actuarial analysis under ERISA guidelines was performed to determine the final plan assets that should be transferred to support the pension liabilities assumed by the buyer. The transfer of the benefit plan liabilities to the buyer resulted in the recognition of a $36 million settlement loss related to the defined benefit pension plans and a $71 million settlement gain and a $44 million curtailment gain related to the postretirement benefit plans. These amounts have been included in the gain on disposition of this business.

North American Foodservice Beverage On October 24, 2011, the company announced that it had entered into an agreement to sell the majority of its North American Foodservice Beverage operations to the J.M. Smucker Company (Smuckers) for $350 million. The transaction closed on December 31, 2011, resulting in the recognition of a pretax gain of $222 million in the second quarter of 2012. The company received $376 million of proceeds, which included a working capital adjustment. The company entered into a customary transition services agreement with Smuckers to provide for the orderly separation of the business and the transition of various administrative functions and processes which ended in the fourth quarter of 2012. The company also entered into a 10 year partnership to collaborate on liquid coffee innovation that will pay the company approximately $50 million plus growth-related royalties over the 10 year period. While this arrangement provided a continuation of cash flows subsequent to the divestiture, it did not represent significant continuing cash flows or significant continuing involvement that would have precluded classification of the North American Foodservice Beverage component as a discontinued operation. This partnership agreement was subsequently transferred to the international coffee and tea business as part of the spin-off. The company performed an updated impairment analysis for the remaining assets for sale in North American foodservice beverage and recognized a pretax impairment charge of $6 million in 2012 which has been recognized in the operating results for discontinued operations. The company has also recognized exit related costs for this business which is included in the operating results for discontinued operations.

North American Foodservice Refrigerated Dough On August 9, 2011, the company announced it had entered into an agreement to sell its North American Foodservice Refrigerated Dough business to Ralcorp for $545 million. The company received $552 million of proceeds, which included working capital adjustments. The company entered into a customary transitional services agreement with the purchaser of this business to provide for the orderly separation of the business and the orderly transition of various functions and processes which ended in the fourth quarter of 2012.

International Operations
Australian Bakery In February 2013, the company completed the sale of its Australian Bakery business. Using foreign currency exchange rates on the date of the transaction, the company received cash proceeds of $85 million and reported an after tax gain on disposition of $42 million.
International Coffee and Tea On June 28, 2012, the company's international coffee and tea business was spun off into a new public company called D.E MASTER BLENDERS 1753 N.V. The separation was effected as follows: a distribution of all of the common stock of a U.S. subsidiary that held all of the company's international coffee and tea business ("CoffeeCo") was made to an exchange agent on behalf of the company's shareholders of record. Immediately after the distribution of CoffeeCo common stock, CoffeeCo paid a $3.00 per share dividend, which totaled $1.8 billion. After the payment of the dividend, CoffeeCo merged with a subsidiary of D.E MASTER BLENDERS 1753 N.V. As a result of the spin-off, the historical results of the international coffee and tea business have been reported as a discontinued operation in the company's consolidated financial statements. The company entered into a master separation agreement that provided for the orderly separation of the business and transition of various administrative functions and processes and a separate tax sharing agreement whereby DEMB agreed to indemnify the company for certain tax liabilities that could result from the spin-off and certain related transactions. The company does not have any significant continuing involvement in the business and does not expect any material direct cash inflows or outflows with this business.
European Bakery During the first quarter of 2012, management decided to divest the Spanish bakery and French refrigerated dough businesses, collectively referred to as European Bakery, requiring that these businesses be tested for impairment under the available for sale model. Based on an estimate of the anticipated proceeds for these businesses, the company recognized a pretax impairment charge of $379 million for the Spanish bakery and French refrigerated dough businesses in 2012. A tax benefit of $38 million was recognized on these impairment charges. On October 10, 2011, the company announced that it had signed an agreement to sell the Spanish bakery business to Grupo Bimbo for €115 million and closed the transaction in the second quarter of 2012. In the third quarter of 2012, the company also completed the disposition of its French refrigerated dough business for €115 million. A $11 million pretax gain was recognized in 2012 on the sale of both the Spanish bakery and French refrigerated dough businesses.
Global Body Care and European Detergents In December 2010, the company completed the disposition of its global body care and European detergents business. Using foreign currency exchange rates on the date of the transaction, the company received cash proceeds of $1.6 billion and reported an after tax gain on disposition of $488 million. The company entered into a customary transitional services agreement with the purchaser of this business to provide for the orderly separation of the business and the orderly transition of various functions and processes which was completed by the end of 2011.
Air Care Products Business In July 2010, the company sold a majority of its air care products business. Using foreign currency exchange rates on the date of the transaction, the company received cash proceeds of $411 million, which represented the majority of the proceeds received on the disposition of the Air Care business, and reported an after tax gain on disposition of $94 million. When this business was sold, certain operations were retained in Spain, until production related to non-air care businesses ceased at the facility. The sale of the Spanish facility closed in the third quarter of 2012 and the company received $44 million of proceeds and recognized a pretax loss on the sale of this facility of $10 million.

Australia/New Zealand Bleach In February 2011, the company completed the sale of its Australia/New Zealand Bleach business. Using foreign currency exchange rates on the date of the transaction, the company received cash proceeds of $53 million and reported an after tax gain on disposition of $31 million.
Shoe Care Business In May 2011, the company completed the sale of the majority of its shoe care businesses. Using foreign currency exchange rates on the date of the transaction, the company received cash proceeds of $276 million and reported an after tax gain on disposition of $117 million. Certain other shoe care businesses were to be sold on a delayed basis. In 2012, the company closed on the sale of its shoe care business in Malaysia, China and Indonesia and received $56 million of proceeds, which included working capital adjustments.
Non-Indian Insecticides Business The company entered into an agreement to sell all of its Non-Indian Insecticides business for €154 million to SC Johnson and received a deposit of €152 million in December 2010 on the sale of these businesses. Due to competition concerns raised by the European Commission, the two parties abandoned the transaction as originally agreed but were able to complete the sale of the insecticides businesses outside the European Union (Malaysia, Singapore, Kenya and Russia) as well as a limited number of businesses inside the European Union in 2012. The company also divested the remaining insecticides businesses inside the European Union to another buyer and transferred the net proceeds received from the divestiture of those businesses to SC Johnson. The company recognized a pretax gain of $255 million on the dispositions in 2012.

Results of Discontinued Operations
The amounts in the tables below reflect the operating results of the businesses reported as discontinued operations up through the date of disposition. The amounts of any gains or losses related to the disposal of these discontinued operations are excluded.

In millions	Net Sales	Pretax Income (Loss)	Income (Loss)
2013
North American Fresh Bakery	$—	$1	$1
North American Foodservice Beverage	—	3	2
International Coffee and Tea	—	—	6
European Bakery	—	—	(3)
International Household and Body Care	—	—	1
Australian Bakery	80	3	8
Total	$80	$7	$15
2012
North American Fresh Bakery	$724	$29	$163
North American Refrigerated Dough	74	13	9
North American Foodservice Beverage	330	(15)	(9)
International Coffee and Tea	3,728	224	662
European Bakery	262	(384)	(358)
International Household and Body Care	111	(5)	(2)
Australian Bakery	136	(2)	(2)
Total	$5,365	$(140)	$463
2011
North American Fresh Bakery	$2,037	$58	$159
North American Refrigerated Dough	307	42	27
North American Foodservice Beverage	538	5	3
International Coffee and Tea	3,537	399	276
European Bakery	591	(9)	(16)
International Household and Body Care	1,078	72	36
Australian Bakery	135	(2)	(2)
Total	$8,223	$565	$483

In 2012, as a consequence of the spin-off, the company released approximately $623 million of deferred tax liabilities on its balance sheet related to the repatriation of foreign earnings with a corresponding reduction in the tax expense of the discontinued international coffee and tea business. In 2011, the North American fresh bakery operations recognized a $122 million tax benefit associated with the excess tax basis related to these assets.

Gain (loss) on The Sale of Discontinued Operations
The gain (loss) on the sale of discontinued operations recognized in 2013, 2012 and 2011 are summarized in the following tables.

In millions	Pretax Gain (Loss) on Sale	Tax (Expense)/ Benefit	After Tax Gain (Loss)
2013
North American Fresh Bakery	$10	$(4)	$6
North American Foodservice Beverage	2	2	4
North American Refrigerated Dough	—	(1)	(1)
Non-European Insecticides	—	2	2
Australian Bakery	56	(14)	42
Total	$68	$(15)	$53
2012
North American Fresh Bakery	$94	$(33)	$61
North American Foodservice Beverage	222	(76)	146
North American Refrigerated Dough	198	(156)	42
European Bakery	11	(45)	(34)
Non-European Insecticides	249	(59)	190
Air Care Products	(10)	(1)	(11)
Other Household and Body Care	8	3	11
Total	$772	$(367)	$405
2011
Global Body Care and European Detergents	$867	$(379)	$488
Air Care Products	273	(179)	94
Australia/New Zealand Bleach	48	(17)	31
Shoe Care Products	115	2	117
Other Household and Body Care Businesses	1	—	1
Total	$1,304	$(573)	$731

In 2012, the $156 million tax expense recognized on the sale of the North American Refrigerated Dough business was impacted by the $254 million of goodwill that had no tax basis and the $45 million of tax expense recognized on the sale of the European Bakery businesses was impacted by $140 million of cumulative translation adjustments that had no tax basis. The tax expense recognized on the sale of the household and body care businesses in 2011 includes a $190 million charge related to the anticipated repatriation of the cash proceeds received on the disposition of these businesses. In the fourth quarter of 2011, a repatriation tax benefit of $79 million was recognized on the gain transactions, which was reflected in the income taxes on the Shoe Care Products gain.

Discontinued Operations Cash Flows
The company's discontinued operations impacted the cash flows of the company as follows:

In millions	2013	2012	2011
Discontinued operations impact on
Cash from operating activities	$10	$122	$309
Cash from (used in) investing activities	86	(368)	2,291
Cash used in financing activities	(95)	(1,530)	(1,804)
Effect of changes in foreign exchange rates on cash	(1)	(216)	285
Net cash impact of discontinued operations	$—	$(1,992)	$1,081
Cash balance of discontinued operations
At start of period	$—	$1,992	$911
At end of period	—	—	1,992
Increase (decrease) in cash of discontinued operations	$—	$(1,992)	$1,081

The cash used in financing activities primarily represents the net transfers of cash with the corporate office. The net assets of the discontinued operations includes only the cash noted above as most of the cash of those businesses, with the exception of the international coffee and tea business, has been retained as a corporate asset.

There were no assets held for sale or disposition as of June 29, 2013. The assets held for sale of $5 million as of June 30, 2012 represented property, plant and equipment.